SAFE HARBOR FINANCIAL



The U.S. Cannabis Industry's Leading Financial Services Platform

April 2023 Investor Presentation | NASDAQ:SHFS

Disclaimers

NOTICE TO RECIPIENTS

This confidential presentation (this "Presentation") has been prepared solely for general informational purposes by SHF Holdings, Inc. (the "Company," "we," "us" or "our"). No representation or warranty as to the accuracy, completeness, or fairness of such information is being made by the Company or any other person, and neither the Company nor any other person shall have any liability for any information contained herein, or for any omissions from this Presentation or any other written or oral communications transmitted to the recipient by the Company or any other person in the course of the recipient's evaluation of the Company.

Investment in any securities of the Company has not been approved or disapproved by the U.S. Securities and Exchange Commission (the "SEC"), nor has any authority passed upon or endorsed the merits of an investment in the Company or the accuracy or adequacy of this Presentation. Any representation to the contrary is a criminal offense. The Company's securities are not and will not be deposits of any insured financial institution and are not insured by the National Credit Union Share Insurance Fund or the Federal Deposit Insurance Corporation. This Presentation is neither an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful. The Presentation is not an offer, or a solicitation of an offer, to buy or sell any investment. The information contained herein does not purport to be all-inclusive or to contain all of the information that a prospective investor may desire. The Company has not authorized any other person to provide information that is not found in this Presentation. If such unauthorized information is obtained or provided, the Company cannot and does not assume responsibility for its accuracy, credibility, or validity.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "believe," "intend," "plan," "projection," "outlook" or words of similar meaning. These forward-looking statements include, but are not limited to, statements with respect to trends in the cannabis industry, including changes in U.S and state laws, rules, regulations and guidance relating to the Company's services, the Company's growth prospects and the Company's market size, the Company's projected financial and operational performance, including relative to its competitors, new product and service offerings the Company may introduce in the future, implied enterprise value, the Company's business relationships, performance, and business generally, the outcome of any legal proceedings that may be instituted against the Company, the ability to maintain the listing of the Company's securities on the Nasdaq Capital Market, the price of the Company's securities, including volatility resulting from changes in the competitive and highly regulated industry in which the Company operates, variations in performance across competitors, changes in laws and regulations affecting the Company's business and changes in the Company's capital structure, the ability to implement business plans, forecasts, and other expectations, and identify and realize additional opportunities, and other statements regarding the Company's expectations, hopes, beliefs, intentions or strategies regarding the future. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to risk factors disclosed in the Company's reports filed with the SEC from time to time, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk of an economic downturn or recession in the Company's market areas; (ii) the risk that the Company is not able to expand its business operations as planned; (iii) the outcome of any legal proceedings that may be instituted against the Company; (iv) the ability to maintain the listing of the Company's securities on Nasdaq Capital Market; (v) that the trading prices of the Company's securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which the Company operates, variations in performance across competitors, changes in laws and regulations affecting the Company's business; (vi) the impact of dilution resulting from exercises of the Company's outstanding warrants or conversion of the Company's outstanding convertible preferred stock and changes in the Company's capital structure; (viii) the Company's ability to implement its business plans, forecasts, and other expectations and realize additional opportunities; (ix) the risk of downturns and the possibility of rapid change in the highly competitive industry in which the Company operates, and the risk of changes in applicable law, rules, regulations and regulatory guidance that could adversely impact the Company's operations; (x) the risk that the Company's and its current and future collaborators are unable to successfully develop and commercialize the Company's products or services, or experience significant delays in doing so; (xi) the risk that the Company may not achieve or sustain profitability; (xii) the risk that the Company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (xiii) the risk that the Company experiences difficulties in managing its growth and expanding operations.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about the Company or the date of such information in the case of information from persons other than the Company, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding the Company's industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Disclaimers

HISTORICAL FINANCIAL INFORMATION OF SAFE HARBOR FINANCIAL

The historical financial information regarding the Company contained in this Presentation has been taken from or prepared based on historical financial statements, which resulted from carved-out operations of Partner Colorado Credit Union ("PCCU").

USE OF PROJECTIONS

The financial, operational, industry and market projections, estimates and targets in this Presentation are forward-looking statements that are based on assumptions and estimates that are inherently subject to significant uncertainties and contingencies, many of which are beyond the Company's control. While all financial, operational, industry and market projections, estimates and targets are necessarily speculative, the Company believes that the presentation of prospective financial, operational, industry and market information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. These projections, estimates and targets are subject to a broad range of significant risks and uncertainties that could cause actual results to differ materially and adversely from those contained in the projections, estimates and targets, including the risks and uncertainties described above under "Cautionary Statement Regarding Forward-Looking Statements." The inclusion of any projections, estimates and targets in this Presentation is not an indication that the Company or any of its affiliates, control persons, officers, directors, managers, employees, representatives or advisors considered or consider such projections, estimates and targets to be a reliable prediction of future events.

INDUSTRY AND MARKET DATA

This Presentation contains certain information concerning the Company's services and industry, including market size and anticipated growth rates, that are based on industry surveys and publications or other publicly available information, and the Company's internal sources. This information involves many assumptions and limitations. Accordingly, there can be no guarantee as to the accuracy or reliability of such assumptions. You are cautioned not to give undue weight to this information. No representations are made as to the reasonableness of the assumptions made in such information, the accuracy or completeness of any projections or modeling in such information, or the accuracy or completeness of any other information contained herein. Any data or information about past performance contained herein are not an indication as to future performance. Neither the Company nor any of its affiliates, control persons, officers, directors, managers, employees, representatives or advisors have independently verified the accuracy or completeness of such third-party information. In addition, projections, assumptions, estimates, targets and trends of the future performance of the industry in which the Company operates, and its future performance, are necessarily subject to uncertainty and risks, including those described above. These and other factors could cause the actual results to differ materially and adversely from any projections, assumptions, estimates, targets and trends described in such third-party information. Neither the Company nor any its affiliates, control persons, officers, directors, managers, employees, representatives or advisors assume any obligation to update the information included in this Presentation.

What We Do

Safe Harbor is a fintech platform with a stellar, 9-year track record of facilitating banking and lending services to the US cannabis industry.

Reasons to Buy

The only NASDAQ-listed company with fully compliant cannabis finance infrastructure

- Leadership and expert position in an underserved market with extremely high barriers to entry and regulatory oversight
- National footprint in 41 states facilitating more than US $18 billion in deposit activity to date
- Tremendous blue-sky through organic growth, commercial lending and M&A / cannabis industry consolidation

The U.S. Cannabis Industry is Growing

>70,000
cannabis-related businesses (CRBs)

68%
of Americans support full federal legalization

48%
of Americans live in a state where cannabis is legal[1]

>$46B in sales[1]
Expected by 2025

37 States
Medical use legal

21 States
Medical and adult-use legal

13 States
Potentially legalizing in 2023[2]



Medical and adult use, source: Wall Street analysis and industry reports
[1] New Fronteir Data, *Elections Expand Adult-Use Cannabis Markets to Nearly Half of U.S.*, https://newfrontierdata.com/cannabis-insights/elections-expand-adult-use-cannabis-markets-to-nearly-half-of-us/ [2]Cannabis Business Times, *13 States That Could Legalize Cannabis in 2023*, https://www.cannabisbusinesstimes.com/news/states-that-may-legalize-cannabis-in-2023/

Traditional financial institutions will not bank Cannabis-Related Businesses (CRBs)

High risk, high barriers to entry

- **No Safe Harbor**: Potential prosecution for providing CRBs with financial services
- **Illegal status**: Conflicting state and federal laws regarding legalization
- **High barriers to entry**: Pending/proposed legislation will not change the cannabis banking environment
- **Bank Secrecy Act**: Complex BSA obligations and fear of non-compliance resulting in severe fines, **high** compliance costs
- **High-risk market**: Like Money Service Businesses (MSBs), CRBs deemed high-risk due to cash-intensive nature of business and black-market history
- **Lack of standards**: Various 2014 FinCEN interpretations and inconsistent examination standards
- **Complex industry**: State-by-state cannabis regulations resulting in complex corporate structures

Proven & compliant cannabis finance infrastructure

The most robust suite of specialized financial and treasury services available to the industry


MONTHLY COMPLIANCE, DEPOSIT & TRANSACTION FEES, INVESTMENT & INTEREST INCOME
ONBOARDING FEES
Cannabis Related Business
Proprietary Safe Harbor Onboarding, Service & Compliance Platform
API connectivity
Proprietary Fintech Platform on Bank - integration layer
Incoming Financial Transactions
Outgoing Financial Transactions
Financial System Access
FEE SHARE AGREEMENT WITH BANK

All banking activities are processed by Safe Harbor's financial institution clients.

Income Composition


5%
7%
2%
86%
2021
2%
22%
12%
64%
2022
Deposit activity fees
Loan interest income and fees
Program licensing fees
Investment income

In 9th Year of Success

First-to-market advantage, creating a national leadership position

2015
- **Test launch** Initial program developed & implemented by CEO
- **Network exclusion work arounds** Cashless ATM & closed loop

2016
- **Out-of-state accounts** Established regulatory & fund management between states
- **Published FIRST cannabis banking book** Stressing compliance

2017
- **Established subject matter expertise** Trained regulators, banks & officials across the country
- **SHF Program Licensing** Assisting other FIs

2018
- **Launched national foundation** Facilitating Federal Reserve Accounts for MSOs
- **Launched proprietary software** Onboarding & compliance - banking perspective

2019
- **Launched ACH origination** Cannabis Payment processing program
- **Created Attorneys General Relationship** Reinforcing law enforcement support

2020
- **Developed international funds management** Standards Moving $millions from Canada to the US
- **Established Cannabis lending** Senior secured debt with depository relationships

2021
- **Decoupled Safe Harbor from Parent** Sundie Seefried (CEO) and team to lead SHF full time

2022
- **Nasdaq listing** Completed de-SPAC and approved to continue Nasdaq, hired National Expansion Team

2023
- **Acquired Abaca** Secured fintech platform

*Launch of CUSO through Partner Colorado Credit Union and involved SHF's predecessor

Growth & expansion

Established National Footprint on which to scale


Federal accounts held
<$1M
$19M
$27M
$24M
<$1M
$55M
<$1M
$5M
$159M
<$1M
$2,520M
<$1M
$18M
$54M
$134M
$10M
<$1M
$3M
$24M
<$1M
<$1M
<$1M
$6M
$5M
<$1M
$385M
$19M
$19M
$1M
$487M
<$1M
$5M
$1M
<$1M
$1M
$23M
$49M
<$1M
$13M
<$1M

2015	vs.	2022
1	STATES	41
60	ACCOUNTS	1040
$153M	DEPOSITS*	$18B >$300M/month
~$13M	BALANCES ON DEPOSIT*	~$220M

*Deposits held by the Company's financial institution customers.

Competitive Advantages

The only NASDAQ-listed company with fully compliant cannabis finance infrastructure

- **Consistent performance**: in 9th year of successfully providing access to financial services consistently to the industry
- **Cannabis expertise**: 55 years combined management industry experience
- **Brand recognition**: established, reliable, well-performing brand
- **Proprietary, scalable fintech & compliance software**: automated onboarding, compliance & bank interface
- **Barriers to entry**: high-risk markets requiring additional compliance
- **Regulator acceptance**: successfully passed 16 federal and state exams
- **Lending & depository service access**: depository relationships support "Know Your Customer" for better loan underwriting
- **Low cost-of-funds advantage**: based on onboarded deposits
- **Multiple growth opportunities**: consolidation of cannabis financial services providers

Growth Strategy

Organic
Increases in existing CRB revenue and expanded use of fee-based services

Bulk acquisition of client relationships
through M&A and from FIs wanting to exit their service offering in this industry

New commercial lending opportunity
Providing access to capital at normalized commercial banking terms



M&A
Expand deposit base, increase lending capacity, complement technology platform

Current legal markets
Acquisition via increased marketing spend, which has been minimal to date

Legalizing markets
New and existing CRBs as they expand to new jurisdictions

Q1 2022 vs. Q1 2023 Growth


Monthly Avg. Accounts
+ 75%
581
1018
Q1 2022
Q1 2023
Monthly Avg. Deposits ($M)
+ 33%
270
359
Q1 2022
Q1 2023
Monthly Avg. Deposit Fee ($000s)
+ 49%
476
707
Q1 2022
Q1 2023
Monthly Avg. Balances ($M)
+ 57%
142
223
Q1 2022
Q1 2023

Commercial lending opportunity

Uniquely positioned to capture significant market share with industry-leading lending rates

	CURRENT LENDING ENVIRONMENT	SHF
Loan source	Raises equity / high yield debt to deploy loans	Loans off of managed deposit account balances (= lower cost of funds)
Customer acquisition	Origination team requires active outreach and learning each new client	In-house commercial lending team onboards new accounts / loans to existing >1000 customer accounts with history of financial data
Typical 2-3 yr rate	**18-36%**	**8-14%**
Underwriting risk / security	Higher risk required to include projection loans to meet investor expectations	1st: senior secured position 2nd: equipment, licenses & receivables Established 3rd party underwriting; industry expertise ensures proper risk mitigation

Source: Wall Street analysis and industry reports

Officers



SUNDIE SEEFRIED

Chief Executive Officer

- One of the The CEO Publication's top 20 dynamic U.S. CEOs of 2020
- Author of **Navigating Safe Harbor: Cannabis Banking in a Time of Uncertainty**
- Former 20 year CEO of PCCU and subsidiary, Safe Harbor Services



TYLER BEUERLEIN

Chief Strategic Business Development Officer

- Former Chief Revenue Officer & Chief Business Development Officer for Hypur Ventures
- Former Chairman of the National Cannabis Industry Association Banking and Financial Services Committee



DONNIE EMMI

Chief Legal Officer

- Managing Partner of Hunsaker | Emmi, P.C.
- Counsel at Clark Hill, PLC
- Former Chair of the National Cannabis Industry Association Banking and Financial Services Committee



JIM DENNEDY

Chief Financial Officer

- Former President, COO, and board member of urban-gro, Inc.
- Former CFO of Interurban Capital Group
- Former President & CEO of Agilysis, Inc.



DAN RODA

Executive Vice President & Chief Operating Officer

- Co-Founder and CEO of Abaca
- Former General Counsel at Rock Capital Group
- Former Attorney at Davidson Law Firm

Directors

RICHARD CARLETON
CEO, Canadian Securities Exchange

JOHN DARWIN
Co-CEO, Luminous Capital USA, Inc.

DOUGLAS FAGAN
CEO, Partner Colorado Credit Union

JENNIFER MEYERS
CFO, Partner Colorado Credit Union

FRED NEIHAUS
Managing Partner, Interactive Global Solutions

JONATHAN SUMMERS
Chairman, Billion Pairs Genetic Corp. and EXMceuticals

KARL RACINE
Former Washington D.C. Attorney General





THANK YOU

April 2023 Investor Presentation
NASDAQ:SHFS

SAFE HARBOR
FINANCIAL



Appendix

April 2023 Investor Presentation | NASDAQ:SHFS

Capitalization Overview



$16
$14
$12
$10
$8
$6
$4
$2
$0
SHFS
MSOS
1/Jun/22
1/Jul/22
1/Aug/22
1/Sep/22
1/Oct/22
1/Nov/22
1/Dec/22
1/Jan/23
1/Feb/23
1/Mar/23
Sep 29, 2022: Northern Lights Acquisition (SPAC), closed acquisition of Safe Harbor Financial, which changed its name to SHF Holdings and began trading on the Nasdaq Capital Market (SHFS).

NASDAQ:SHFS

Capitalization	
Share Structure (millions)	
Common Shares Outstanding[1]	41.1
Fully Diluted Shares Outstanding[2]	59.3
Share Price, $ USD[3]	$0.51
Market Capitalization[3]	$21.0
Debt[4]	$33.6
Cash & Receivables[5]	$8.4
Net Debt	$25.2
Enterprise Value	$46.2

Institutional Holders (18.6%)
Partner Colorado Credit Union (54.9%)
Management & Insiders (19.7%)

All values reflected in USD

[1] As of April 10, 2023, from 10-K filing [2] Fully diluted shares based on issued and outstanding plus warrants, options and PIPE conversions based on 'if converted', plus the additions of the shares issued to PCCU in payable restructure [3] As of Mar 31, 2023 [4] Post-PCCU payable restructure; debt defined as: Accrued Expenses, Deferred Consideration, Due Seller - current portion, Deferred Consideration - long term, Due to Seller - long term, Deferred underwriter fee [5] Defined as cash and cash equivalents